                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement          [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             CASINO DATA SYSTEMS
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                                     N/A
- -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.



    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           [CASINO DATA SYSTEMS LOGO]





                              3300 Birtcher Drive
                            Las Vegas, Nevada 89118

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 July 11, 1996


TO THE STOCKHOLDERS OF CASINO DATA SYSTEMS:

         Please take notice that the Annual Meeting of Stockholders of Casino Data Systems will be held, pursuant to due call by the Board of Directors of the Company at the Mirage Hotel & Casino, Las Vegas, Nevada, on Thursday, July 11, 1996, at 2:00 p.m. Pacific Daylight Time, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

         1.      To elect eight directors.

         2. To approve an amendment to the Company's 1993 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 675,000 shares.

         3. To transact any other business as may properly come before the meeting or any adjournments thereof.

         Pursuant to due action of the Board of Directors, stockholders of record on May 28, 1996, will be entitled to vote at the meeting or any adjournments thereof.

         A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                                        By Order of the Board of Directors

                                               Casino Data Systems

                                             Russell C. Mix, Secretary

                                PROXY STATEMENT

                                       of

                              Casino Data Systems

                              3300 Birtcher Drive
                            Las Vegas, Nevada 89118

                           _________________________

                                PROXY STATEMENT
                           _________________________


                   Annual Meeting of Stockholders to be Held
                                 July 11, 1996


                               PROXIES AND VOTING

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Casino Data Systems (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held July 11, 1996. Only stockholders of record at the close of business on May 28, 1996 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to stockholders was June 7, 1996.

        The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum at the meeting. Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY AND IN FAVOR OF PROPOSAL 2. The presence at the meeting of a stockholder will not revoke his or her proxy. However, a proxy may be revoked at any time before it is voted by written notice to the Company, addressed to Russell C. Mix, Secretary, at the principal offices of the Company or by giving written notice to the Company at the meeting; however, a revocation shall not be effective until such notice has been received by the Company and a revocation shall not affect a vote on any matter cast prior to such receipt.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

         The Company has outstanding one class of voting securities, Common Stock, no par value, of which 17,732,198 shares were outstanding as of the close of business on May 28, 1996. Each share of Common Stock is entitled to one vote on all matters put to a vote of stockholders. The following table sets forth as of May 28, 1996 certain information regarding the beneficial ownership of shares of Common Stock by each director and/or director nominees of the Company, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and all directors and executive officers as a group. Except as otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share numbers and prices have been adjusted to reflect a 3 for 2 stock split effected October 11, 1995 and a second 3 for 2 stock split effected on February 27, 1996 to stockholders of record on February 20, 1996.

                                                                       BENEFICIAL OWNERSHIP(1)
NAME OF                                                                ------------------------
BENEFICIAL OWNER                                                       NUMBER           PERCENT
- ----------------                                                       ------           -------
Steven A. Weiss (2)                                                      1,827,844(3)     10.31
G. Jack Kiland                                                             450,900(4)      2.54
Russell C. Mix                                                              86,165(5)      *
Patrick W.  Cavanaugh                                                       72,984(6)      *
Phil Bryan                                                                  56,250(7)      *
William M. Mower                                                             8,438(8)      *
Robert Dickenson                                                             6,750(9)      *
Daniel N. Copp                                                               2,750         *
Diana L. Bennett                                                               525         *
Karl K. Hoagland III                                                             0         *
Gilder, Gagnon, Howe & Co.                                               2,180,755(10)    12.30
All executive officers
 and directors as a
 group (9 persons)                                                       2,512,606(11)    14.15

- ---------------------------
*Less than one percent.

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. Shares of Company Common Stock subject to options currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table.

(2)      The address of such person is 3300 Birtcher Drive, Las Vegas, Nevada
         89118.

(3) Includes options to purchase 30,938 shares that are exercisable within 60 days.

(4) Includes options to purchase 16,875 shares that are exercisable within 60 days.

(5) Includes options to purchase 86,110 shares that are exercisable within 60 days.

(6) Includes options to purchase 70,734 shares that are exercisable within 60 days.

(7) Includes options to purchase 56,250 shares that are exercisable within 60 days.

(8) Includes options to purchase 8,438 shares that are exercisable within 60 days.

(9) Includes options to purchase 6,750 shares that are exercisable within 60 days.

(10) Based on the most recent Schedule 13G filed on May 15, 1995 with the Securities and Exchange Commission. The address of Gilder, Gagnon, Howe & Co. ("Gilder") is 1775 Broadway, New York, NY 10019. According to Gilder's Schedule 13G, Gilder does not have sole voting power with respect to such shares, shares voting and dispositive power over 283,275 of such shares and has sole dispositive power over 1,170,562 of such shares. Gilder disclaims beneficial ownership in customer accounts over which one or another of its partners or employees may have discretion to purchase or dispose of securities but over which Gilder does not have discretion (1,170,562 as of 4/30/95), or in accounts owned by its partners and by its partners' families in accounts controlled by partners (267,525 as of 4/30/95), or in the account of its firm profit sharing plan which is controlled by certain of its partners (15,750 as of 4/30/95).

(11) Includes options to purchase 276,095 shares that are exercisable within 60 days.

                             ELECTION OF DIRECTORS

         Eight directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his or her successor is elected and qualified. All of the persons listed below have consented to serve as a director, if reelected. The Board of Directors proposes for election the nominees listed below. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which otherwise would have been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. Shares represented at the meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the eight nominees named therein in the absence of instructions to the contrary. Abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominee(s) receiving fewer votes.

         STEVEN A. WEISS, age 33, has served as the Company's Chairman of the Board since he founded the Company in June 1990. Mr. Weiss has also served as an executive officer of the Company since its inception, including as its Chief Executive Officer and as President of its Research and Development Division. Mr. Weiss was awarded the 1995 Supplier of the Year Aces of Gaming Award by HVS Executive Search, a gaming industry consultant. Mr. Weiss designed the prototype slot accounting and player tracking system that later developed into the Company's OASIS information management system in 1991. Prior thereto, Mr. Weiss was employed by Bally as a consultant for Bally's slot information system.

         G. JACK KILAND, age 63, has served as a Director of the Company since December 1991 and as the Managing Director since December 1995. Mr. Kiland also served as Treasurer from December 1992 to January 1994 and as Vice President--Sales and Marketing from January 1993 until June 1994. Mr. Kiland is also the chief executive officer of Kiland Distributing Corporation, a supplier of gaming equipment to Native American casinos, which Mr. Kiland founded in 1978.

         DIANA L. BENNETT, age 47, joined the Company as Chief Operating Officer in January 1996, became President in April 1996, and became a director in June, 1996. Ms. Bennett has more than 25 years of gaming/hotel experience, most recently serving as the Vice President and General Manager of the Sahara from July to December 1995. Ms. Bennett served as the Vice President and General Manager of the Colorado Belle/Edgewater Hotel/Casino in Laughlin, Nevada from September 1994 to June 1995. Prior thereto, Ms. Bennett was responsible for slot operations at the Luxor Las Vegas from May 1993 to September 1994, the Excalibur Hotel and Casino from October 1991 to May 1993 and the Gold Strike Hotel and Gambling Hall from December 1987 to October 1991.

         RUSSELL C. MIX, age 39, has been a director of the Company since October 1994. Mr. Mix joined the Company as its Vice President--Administration and General Counsel in March 1993, was named Secretary of the Company in May 1993 and was promoted to Senior Vice President in March 1994. Mr. Mix served as a principal in the law firm formerly known as Korotkin & Mix, P.C. which previously rendered legal services to the Company.

         WILLIAM M. MOWER, age 38, has been a director of the Company since March 1993. Since 1982, Mr. Mower has been engaged in the practice of law, practicing primarily in the areas of gaming, securities and real estate law, with the Minneapolis, Minnesota law firm of Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, which has rendered and is continuing to render legal services to the Company.

         PHIL E. BRYAN, age 57, joined the Company as Chief Executive Officer and Director in April 1995. Mr. Bryan became the Chief Operating Officer of Boomtown, Inc. in April, 1996. Mr. Bryan has more than thirty years' experience in the gaming industry, serving as President and Chief Executive Officer of the Gold River Operating Corp. from January 1993 to February 1995. Prior thereto, Mr. Bryan served as President of the Sands Hotel and Casino in Las Vegas from January to April 1992 and as Chief Executive Officer of the Peppermill Casino Resort in Reno, Nevada from August 1982 to January 1992. Prior to his tenure at the Peppermill, Mr. Bryan served as Executive Vice President and General Manager of the Maxim in Las Vegas. Mr. Bryan served two terms as President of the Gaming Industry Association during his leadership at the Peppermill. Mr. Bryan is a director of Boomtown, Inc.

         KARL K. HOAGLAND, III, age 31, has been a director of the Company since January 1996. Mr. Hoagland has served in various capacities in the Corporate Finance Department of Montgomery Securities from 1989 to 1996, most recently as a Principal. Prior thereto, Mr. Hoagland served in the Merger and Acquisitions Department of Goldman, Sachs & Co.

         DANIEL N. COPP, age 51, joined the Company as a Director in June 1996. Mr. Copp served as Senior Vice President of Circus Circus Enterprises, Inc. from June 1995 through May 1996. From April 1994 through June 1995 he served as an Executive Vice President and Chief Financial Officer for Circus Circus. Mr. Copp has agreed to provide financial consulting services to Circus Circus through May 1997. Prior to his tenure with Circus Circus Mr. Copp was employed by Federal Express in various finance and communications capacities from 1983 to 1992.



                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by each executive officer of the Company whose salary and bonus during the year ended December 31, 1995 exceeded $100,000.

                                                           SUMMARY COMPENSATION TABLE
                                                                                                Long Term
                                                                                               Compensation
                                                             Annual  Compensation                 Awards
                                               --------------------------------------------  ----------------
                                                                            Other Annual        Securities
 Name and                                            Salary       Bonus      Compensation        Underlying
 Principal Position                            Year   ($)          ($)            ($)        Options/SARs (#)
 ------------------                            ----  ------       ------    ---------------  ----------------
 Steven A.  Weiss                              1995  227,153           0       9,600(1)      25,312
 (Chairman of the Board and President,         1994  150,000      10,000       9,600(1)      67,500
 Research and Development Division)            1993  150,000      75,000       6,400(1)           0

 Phil E. Bryan                                 1995  132,923           0       7,975(1)     112,500
 (Chief Executive Officer and
 Director)(2)

 Russell C.  Mix                               1995  121,344      15,000       9,600(1)      62,016
 (Senior Vice President, Secretary,            1994  105,000      33,000       9,600(1)      64,125
 General Counsel and Director)                 1993   56,700      10,000      26,700(4)      36,000

 Patrick W.  Cavanaugh                         1995  121,344      15,000       9,600(1)      36,703
 (Chief Financial Officer and Treasurer)       1994   88,400      33,000       9,600(1)      64,125
                                               1993   34,000       5,000       6,400(1)      24,750
 Robert M.  Dickenson                          1995  130,000           0       9,600(1)      27,562
 (President CDS Gaming Company and             1994  137,300       1,500       9,600(1)      36,000
 President, Video Interactive Gaming
 Division) (4)

(1)  Automobile allowance.
(2) Mr. Bryan joined the Company in April 1995, and resigned as an officer of the Company in April 1996.
(3) Includes relocation expense reimbursement of approximately $20,300 and automobile allowance of approximately $6,400.
(4) Mr. Dickenson joined the Company on January 1, 1994. Does not include 2,250 exercisable and 5,250 unexercisable options held by the reporting person's spouse at December 31, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes information with respect to options granted to the executive officers named in the Summary Compensation Table during fiscal year 1995.

                                                                                           Potential Realizable
                                                                                           Value at Assumed
                                                                                           Annual Rates of
                                         Percentage of                                     Stock Price
                        Number of           Total                                          Appreciation for
                       Securities        Options/SARs      Exercise                        Option Term(6)
                       underlying         Granted to       or Base                         --------------
                       Option/SARs        Employees         Price       Expiration          10%      5%
 Name                   Granted (#)      in Fiscal Year    ($/share)       Date             ---     ---
 ----                ----------------    --------------    ---------     -----------
 Steven A. Weiss      25,312(1)(2)              3%          5.33         04/04/00      $  37,274   $ 82,366
 Phil E. Bryan       112,500(1)(3)             13           5.33         04/06/00        165,769    366,306
 Patrick W.           36,703(1)(2)              4           5.33         04/04/00         54,048    119,432
 Cavanaugh
 Russell C.  Mix      33,891(1)(2)              4           5.33         04/06/00         49,908    110,283
                      28,125(1)(4)              3           6.39         07/10/00         41,416     91,519
 Robert M.            27,562(1)(5)              3           5.33         04/04/00         40,587     89,687
 Dickenson
- ----------------

(1) All options are five-year options that were granted at a price equal to the last sale price of the Company's Common Stock on the date prior to the grant date.

(2) Options vest and become exercisable in three equal increments on the six month, eighteen month and thirty month anniversary of the date of grant.

(3) Options vest and become exercisable in two equal installments on the first and second anniversary of the date of grant.

(4) Options vest and become exercisable in two equal annual installments on the six month and eighteen month anniversary of the grant date.

(5) Does not include 2,250 exercisable and 5,250 unexercisable options held by the reporting person's spouse at December 31, 1995.

(6) Amounts for the executives shown in these columns have been derived by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

    The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table and the value of the options held by such persons at the end of fiscal year 1995.

                                                                         Number of
                                                                         Securities      Value of
                                                                         Underlying      Unexercised
                                                                        Unexercised      in-the-Money
                                           Shares                     Options/SARs at    Options/SARs
                                          Acquired       Value           FY-End (#)      FY-End ($)(1)
                                       on Exercise      Realized        Exercisable/     Exercisable/
Name                                         (#)            $         Unexercisable(1)   Unexercisable
- ----                                   ----------    -------------   ----------------   -------------
 Steven A.  Weiss                          0               0            30,938/ 61,874          305,837/
                                                                                                  611,651
 Phil E. Bryan                                                               0/112,500        0/1,275,750

 Patrick W.  Cavanaugh                     0               0            47,109/ 78,469          464,421/
                                                                                                  763,793
 Russell C.  Mix                           0               0            46,172/111,469  473,820/1,189,043

 Robert M.  Dickenson (2)                  0               0            21,188/ 42,374  183,722/  367,421
- ------------------------

(1) Based upon the difference between the option exercise price and the last sale price of the common stock on December 29, 1995, which was $16.67.

(2) Does not include 2,250 exercisable and 5,250 unexercisable options held by the reporting person's spouse at December 31, 1995.



EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Mr. Weiss which expires on December 31, 1997 and which may be terminated by the Company or Mr. Weiss upon notice. The agreement, which was amended in April 1996,
provides for a base annual salary of $300,000.   Mr.  Weiss is subject to
certain non-competition provisions during the term of the employment agreement and for two years thereafter, unless the employment agreement is terminated by the Company or Mr. Weiss under certain circumstances, including in the event of a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee consists of Messrs. William M. Mower, and Karl K. Hoagland III. In January 1996, Karl K. Hoagland III replaced Mr. Kiland as a member of the Committee. William M. Mower is the sole shareholder of a professional association that is a partner in Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, which has rendered and will continue to render legal services to the Company. The Company sells OASIS II casino management information systems and other products to certain Native American casinos in the Midwest through Kiland Distributing Corporation ("KDC"). Mr. G. Jack Kiland serves as a director, Chief Executive Officer and is a majority stockholder of KDC. The Company has no distribution agreement with KDC, but generally sells product to KDC at a discount which is negotiated for each transaction. The Company generally offers KDC payment terms that match the payment terms KDC has extended the Native American casino. During 1995, the

Company sold approximately $1,864,379 of OASIS II systems and other products to KDC, of which approximately $415,000 was sold on extended payment terms and is represented by a note receivable to the Company. Sales to KDC were $420,000 and $47,226 in 1993 and 1994, respectively. In September 1995, the Company made a $120,000 working capital loan to KDC, evidenced by a note bearing interest at a commercial bank's base rate plus 25 basis points, which approximated 8.75% at December 31, 1995. Also, during the 1995 fiscal year, Mr. Kiland was paid $18,000 for consulting services provided to the Company.

DIRECTOR COMPENSATION

         Directors who are not also employees of the Company receive a $25,000 annual director's fee and are reimbursed for costs and expenses they incur to attend board meetings. Directors who are not also employees of the Company are entitled to participate in the Company's 1994 Non-employee Director Stock Option Plan. This plan is a formula stock option plan that provides for the initial grant of a stock option covering 11,250 shares upon a person joining the Board and an annual stock option grant covering 5,625 shares at each annual meeting of stockholders. Each option granted has a ten-year term, vests equally over a two year period and has an exercise price equal to the fair market value on the date of grant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executives generally have been made by the Compensation and Stock Option Committee (the "Compensation Committee") of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Each executive officer who also serves as a director of the Company abstains from the discussion and vote relating to his compensation. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the Company's compensation policies for the year ended December 31, 1995 as they affected the Company's executive officers. The following report of the Compensation Committee, as well as the Performance Graph set forth herein, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission (the "SEC") and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Compensation Committee intends to set executive compensation at levels that the Compensation Committee believes to be consistent with others in the Company's industry. In 1994 and also in 1996, the Compensation Committee had engaged KPMG Peat Marwick LLP ("KPMG") to review the Company's executive compensation programs.

         There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

         - Base salary compensation
         - Annual incentive compensation
         - Stock options

         Base salary compensation and increases are determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

         Annual incentive compensation for executives of the Company has previously been discretionary in nature and based upon a subjective evaluation by the Compensation Committee of corporate operating earnings and revenue growth and the executive's performance, as well as market conditions.
Effective in April 1996, the Compensation Committee instituted a bonus incentive compensation plan which allows each executive to earn a percentage of such executive's base salary (up to 50%) dependent upon the Company's earnings performance for such fiscal year.

         Awards of stock grants under the Company's 1993 Stock Option and Compensation Plan (the "Plan") are designed to promote the identity of long-term interests between the Company's executives and its stockholders and assist in the retention of executives. The Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Company.

          While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

         Steven A. Weiss currently serves as the Company's Chairman of the Board and Chief Executive Officer. Mr. Weiss' Employment Agreement expired on January 31, 1996. Effective February 1, 1996, the Company entered into a new employment agreement with Mr. Weiss providing for an annual base salary of $217,000. Effective April 1, 1996, the Compensation Committee, after reviewing information provided by KPMG relative to salaries paid to chief executives in comparably companies in the casino industry, determined to amend this agreement and increase Mr. Weiss' annual base salary to $300,000 per year. The Compensation Committee, based in part upon information and advice provided by KPMG, prepared an incentive compensation plan to cover Mr. Weiss, as well as other executives in the Company, which in large part will be based upon the Company's achievement of corporate performance goals and the executives' achievement of individual performance goals.

         The Compensation Committee does not anticipate that any of the compensation payable to executive officers of the Company in the coming year will exceed the limits and deducibilities set forth in section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee has not established a policy regarding compensation in excess of these limits, but will continue to monitor this issue.

                                  By the Compensation and Stock Option Committee

                                                                WILLIAM M. MOWER
                                                            KARL K. HOAGLAND III

STOCK PERFORMANCE GRAPH

         The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to the Company's stockholders (based on appreciation of the market price of the Company's Common Stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The following presentation compares the Company's Common Stock price in the period from April 5, 1993 (the date of the Company's initial public offering) to December 31, 1995, to the S&P 500 Stock Index and to a "peer group" index created by the Company over the same period. The "peer group" index is comprised of gaming equipment suppliers whose common stock was publicly traded as of April 5, 1993, including Autotote Corp., GTech Holdings Corp., International Game Technology, International Totalizator Systems, Inc., Bally Gaming International, Inc., Video Lottery Technologies, Inc. and WMS Industries. The presentation assumes that the value of an investment in each of the Company's Common Stock, the S&P 500 Index, and the peer group index was $100 on April 5, 1993, and that any dividends paid were reinvested in the same security.




               COMPARISON OF 32 MONTH CUMULATIVE TOTAL RETURN*
       AMONG CASINO DATA SYSTEMS, THE S & P 500 INDEX AND A PEER GROUP

                        4/06/93        12/93       12/94       12/95
                        -------        -----       -----       -----
CASINO DATA SYSTEMS       100           219         131          313
PEER GROUP                100           108          60           48
S & P 500                 100           108         109          150


* $100 INVESTED ON 4/08/93 IN STOCK OR INDEX.
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                              CERTAIN TRANSACTIONS

         The Company sells OASIS II casino management information systems and other products to certain Native American casinos in the Midwest through KDC. Mr. G. Jack Kiland serves as a director, Chief Executive Officer and is a majority stockholder of KDC. The Company has no distribution agreement with KDC, but generally sells product to KDC at a discount which is negotiated for each transaction. The Company generally offers KDC payment terms that match the payment terms KDC has extended the Native American casino. During 1995, the Company sold approximately $1,864,379 of OASIS II systems and other products to KDC, of which approximately $415,000 was sold on extended payment terms and is represented by a note receivable to the Company. Sales to KDC were $420,000 and $47,226 in 1993 and 1994, respectively. In September 1995, the Company made a $120,000 working capital loan to KDC, evidenced by a note bearing interest at a commercial bank's base rate plus 25 basis points, which approximated 8.75% at December 31, 1995. Also, during the 1995 fiscal year, Jack Kiland was paid $18,000 for consulting services provided to the Company.

         William M. Mower, a director of the Company, is the sole stockholder of a professional association that is a partner in Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, which has rendered and will continue to render legal services to the Company.

                   PROPOSAL TO INCREASE THE NUMBER OF SHARES
                     OF COMMON STOCK RESERVED FOR ISSUANCE
          UNDER THE COMPANY'S 1993 STOCK OPTION AND COMPENSATION PLAN

         On January 8, 1993, the Board of Directors and the stockholders of the Company unanimously approved the Company's 1993 Stock Option and Compensation Plan (the "Plan") covering 1,012,500 shares of Common Stock. Subject to stockholder approval, on April 15, 1994, the Board of Directors by written consent amended the Plan to increase the number of shares of Common Stock reserved for issuance pursuant to the Plan by 337,500 shares. The stockholders approved this amendment to the Plan on June 3, 1994. Subject to the approval of the stockholders, in July 1995, the Board of Directors further amended the Plan to increase the number of shares of Common Stock reserved for issuance pursuant to the Plan by 675,000 shares. Of this increase, options representing approximately 590,000 shares had been granted as of May 28, 1996, subject to obtaining shareholder approval. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Exhibit A.

GENERAL

         The purpose of the Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of the Company.

         The Plan provides that a committee (the "Committee") composed of at least two members of the board of directors of the Company who have not received Incentives under the Plan or any other plan of the Company for at least one year may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted only to employees of the Company (including officers and directors of the Company, but excluding directors of the Company who are not also employees of or consultants to the Company) selected from time to time by the Committee.

         The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 2,025,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 11.4% of the outstanding shares of Common Stock on May 28, 1996. On May 28, 1996, the last sale price of the Common Stock as reported by the NASDAQ National Market Exchange was $13.125 per share.

STOCK OPTIONS

         Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related Stock Appreciation Right ("SAR"). The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price.
The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

         The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

         In the event that an optionee ceases to be an employee of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

STOCK APPRECIATION RIGHTS

         A stock appreciation right or SAR is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

         The Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

RESTRICTED STOCK

         Restricted stock consists of the sale or transfer by the Company to an eligible employee of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares.

STOCK AWARDS

         Stock awards consist of the transfer by the Company to an eligible employee of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

PERFORMANCE SHARES

         Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

CASH AWARDS

         A cash award consists of a monetary payment made by the Company to an eligible employee as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

         No stock option, a SAR, performance share or restricted stock granted under the Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require stockholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Code and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, an employee who receives a stock option or performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (I) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the Plan is exercised, the employee will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         An employee who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

PROXIES AND VOTING

         The affirmative vote of the holders of a majority of the voting power present at a meeting at which a quorum is present is required to approve the proposal to increase the number of shares of common stock reserved for issuance under the Plan. A stockholder who abstains with respect to the proposed Plan amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a Proxy to vote on the proposed Plan amendment shall not be considered present and entitled to vote on the proposed amendment. All shares represented by proxies will be voted for approval of the proposed Plan amendment unless a contrary choice is specified.


                           PROPOSALS OF STOCKHOLDERS

         All proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders of the Company must be received by the Company at its executive offices on or before February 6, 1997.

                                 OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held five meetings during the last fiscal year. The Company has an audit committee and a compensation and stock option committee, but does not have a nominating committee of the Board of Directors.

         The Company's audit committee during 1995 consisted of Messrs. G. Jack Kiland and William M. Mower. The audit committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls. The audit committee did not meet during the last fiscal year. In January 1996, Karl K. Hoagland III replaced Mr. Kiland as a member of the audit and stock option committees.

         The Company's compensation and stock option committee, which consisted of Messrs. William M. Mower and G. Jack Kiland held two meetings during the last fiscal year. The compensation and stock option committee reviews the Company's remuneration policies and practices, makes recommendations to the Board in connection with all compensation matters affecting the Company and administers the Plan.

INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP has been the independent public accountants for the Company since January 1993. A representative of KPMG Peat Marwick LLP is expected to attend this year's Annual Meeting of Stockholders and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

SOLICITATION

         The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                              By Order of the Board of Directors
                                                             Casino Data Systems
                                                       Russell C. Mix, Secretary

                                                                       EXHIBIT A

                              CASINO DATA SYSTEMS
              1993 STOCK OPTION AND COMPENSATION PLAN, AS AMENDED

         1. Purpose. The purpose of the 1993 Stock Option and Compensation Plan (the "Plan") of Casino Data Systems (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), monetary payments or both on terms determined under this Plan.

         2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

         3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers, and including directors who are also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section
10).

         5. Shares Subject to the Plan.

                 5.1. Number of Shares.  Subject to adjustment as provided in
         Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,025,000 shares of Common Stock.

                 5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to
         Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or cancelled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be cancelled.

                 5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

         6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                 6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

                 6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

                 6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

                 6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

                 6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

                        (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

                        (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                        (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the stockholders.

                        (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

                        (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                        (f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

         7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                 7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in
         Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                 7.2. Duration.  Subject to earlier termination as provided in
         Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

                 7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

                 7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

                        (a) The number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

                        (b) The Fair Market Value of a share of Common Stock on the exercise date.

         In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                 8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

                 8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                 8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                        (a) A prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                        (b) A requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                        (c) Such other conditions or restrictions as the Committee may deem advisable.

                 8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                 The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1993 Stock Option and Compensation Plan of Casino Data Systems (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

                 8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                 8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

         9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                 9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

                 9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

                 9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                 9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

         10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

         11. General.

                 11.1. Effective Date. The Plan will become effective upon its adoption by unanimous written action by all holders of shares of Common Stock. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

                 11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

                 11.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal
         Revenue Code of 1986, as amended, or Title I of the Employee
         Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

                 11.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

              11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                 11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                 11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                 11.8. Withholding.

                        (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                        (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                        (c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

                 11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

                 11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive.
         Payment may be deferred at the option of the participant if provided in the Incentive.

                 11.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

                 11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary,
         (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below):

                        (1) Any person or group of persons becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

                        (2) A majority of the members of the board of directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or

                        (3) The stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

         For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision
(1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

         For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1), (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                 11.13. Definition of Fair Market Value.  Whenever "Fair
         Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ.

- -------------------------------------------------------------------------------------------------------------------------------

                                                        CASINO DATA SYSTEMS
                                     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- JULY 11, 1996

         The undersigned, a stockholder of Casino Data Systems, hereby appoints Steven A. Weiss and Russell C. Mix, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of Casino Data Systems to be held at the Mirage
     Hotel & Casino, Las Vegas, Nevada, on Thursday, July 11, 1996, at 2:00 p.m. Pacific Daylight Time, and at any and all
     adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

          (1) Election of Directors:
              / / FOR all nominees (except as marked to the       / / WITHHOLD AUTHORITY (to vote for all nominees
                  contrary below)                                     listed below)
                                Steven A. Weiss, G. Jack Kiland, Diana L. Bennett, Russell C. Mix,
                                William M. Mower, Phil Bryan, Karl K. Hoagland III, Daniel N. Copp
          INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.
          -------------------------------------------------------------------------------------------------------------
          (2) To approve an amendment to the Company's 1993 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 675,000 shares.
                                               / / FOR    / / AGAINST    / / ABSTAIN
          (3) Upon such other business as may properly come before the meeting or any adjournments thereof.
                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES
                                                        AND FOR PROPOSAL 2

                                  (Continued, and TO BE COMPLETED AND SIGNED on the reverse side)
- -------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
                                                    (Continued from other side)

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the
     Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director and FOR Proposal 2.

                                                                     Dated ____________________________________________ , 1996

                                                                     _________________________________________________________

                                                                     _________________________________________________________

     (Stockholder must sign exactly as the name appears at left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.)
- -------------------------------------------------------------------------------------------------------------------------------
